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          NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
          51 Madison Avenue, New York, NY 10010 (A Delaware Corporation) NY Life Logo

      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                           SUPPLEMENTAL DISCLOSURE PAGE
           Supplement dated May 1, 2000 to Prospectus dated May 1, 2000

     For Massachusetts residents, this disclosure page is delivered as a supplement to the prospectus for the NYLIAC Corporate Sponsored Variable Universal Life Insurance Policy. This page includes information required by Massachusetts law about the Separate Account for the Corporate Sponsored Variable Universal Life Policy. You should read it carefully. We will send you a report that will update the figures shown on this page at least once each year.

SEPARATE ACCOUNT NET INVESTMENT RETURN(a)

The net investment returns for this account at the end of each applicable year are set forth below:


INVESTMENT DIVISION                                             1998        1999
MainStay VP Capital Appreciation                               19.58%      24.54%
MainStay VP Cash Management                                     3.37%       4.11%
MainStay VP Convertible                                          N/A         N/A
MainStay VP Government                                          7.27%      -2.43%
MainStay VP High Yield Corporate Bond                          -2.93%      12.09%
MainStay VP International Equity                                6.42%      27.16%
MainStay VP Total Return                                         N/A        3.89%
MainStay VP Value                                             -18.03%       7.90%
MainStay VP Bond                                                6.80%      -2.22%
MainStay VP Growth Equity                                       9.67%      29.06%
MainStay VP Indexed Equity                                     12.38%      19.86%
Alger American Small Capitalization                             7.01%      42.42%
American Century Income & Growth                                 N/A         N/A
Calvert Social Balanced                                         7.53%      11.45%
Dreyfus Large Company Value                                      N/A         N/A
Eagle Asset Management Growth Equity                             N/A         N/A
Fidelity VIP II Contrafund(R)                                  17.56%      23.39%
Fidelity VIP Equity-Income                                     -1.12%       5.59%
Janus Aspen Series Balanced                                    19.95%      25.87%
Janus Aspen Series Worldwide Growth                             8.51%      63.30%
Morgan Stanley UIF Emerging Markets Equity                       N/A       39.07%
T. Rowe Price Equity Income                                      N/A         N/A

                       PLEASE RETAIN FOR FUTURE REFERENCE

(a) The NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I commenced operations on October 1, 1997. However, no sales were made for the period from October 1, 1997 through December 31, 1997.

Past performance is no guarantee of future results. Due to current market volatility, the current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested.

Performance reflects the deduction of the policy's current mortality and expense risk charge of .70% for policy years one through ten and total fund operating expenses. However, it does not reflect the policy fees or charges. These include the cost of insurance, surrender charges, monthly contract charges, sales expense charges, and state and federal tax charges. Had these expenses been deducted, total returns would have been lower.

NYLIAC assumed a portion of the expenses for the MainStay VP Convertible and the MainStay VP International Equity Investment Divisions until 12/31/98. This expense limitation was in effect until 12/31/97 for the MainStay VP High Yield Corporate Bond and MainStay VP Value Investment Divisions. In addition, Janus Capital Corporation has
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agreed to reduce the advisory fee for the Janus Aspen Series Balanced and the
Janus Aspen Series Worldwide Growth Investment Divisions to the level of the corresponding Janus retail fund and Morgan Stanley Dean Witter Investment Management Inc. has voluntarily waived receipt of the advisory fee and agreed to reimburse the Morgan Stanley Dean Witter Emerging Markets Equity Portfolio to the extent that the Total Fund Annual Expenses of the Portfolio exceed 1.75%. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.

For additional information, including illustrations, which reflect guaranteed maximums cost of insurance rates, please consult the prospectus.

All other information required by law is included in the prospectus for the NYLIAC Corporate Sponsored Variable Universal Life Separate Account to which this disclosure page is attached.